                                                                   Exhibit 10.16

                               ADDENDUM NO. 3 TO
                          AREA DEVELOPMENT AGREEMENT


     THIS ADDENDUM No. 3, dated February 3, 1999, is to the Area Development Agreement, dated as of December 5, 1997, and as amended by Addendum No. 1 dated of even date therewith, (as previously amended, the "Agreement"), by and between EINSTEIN/NOAH BAGEL CORP., a Delaware corporation ("COMPANY"), and EINSTEIN/NOAH BAGEL PARTNERS, L.P., a Delaware limited partnership ("DEVELOPER").

     The following shall amend and be incorporated into the Agreement. In the event of any conflict between the terms of the Agreement and the terms of this Addendum, then the terms of this Addendum shall control. All capitalized terms not defined in this Addendum shall have the respective meanings set forth in the Agreement.


1. Exhibit E to the Agreement is hereby deleted and replaced, in its entirety, with the Revised Exhibit E attached hereto as Schedule 1.



IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Addendum in duplicate as of the date written below.



COMPANY:                                DEVELOPER:

EINSTEIN/NOAH BAGEL CORP.               EINSTEIN/NOAH BAGEL PARTNERS, L.P..

                                        By:   Einstein/Noah Bagel
                                               Partners, Inc.
                                        Its:  General Partner


By: /s/ Paula E. Manley                 By: /s/ Paul A. Strasen
   --------------------                    ----------------------
        Paula E. Manley                         Paul A. Strasen
Its:    Vice President                  Its:    Vice President
    -------------------                     ---------------------

                                 SCHEDULE 1 TO
               ADDENDUM NO. 3 TO THE AREA DEVELOPMENT AGREEMENT
                   BY AND BETWEEN EINSTEIN/NOAH BAGEL CORP.
                                      AND
                      EINSTEIN/NOAH BAGEL PARTNERS, L.P.
                      ----------------------------------

                            DATED FEBRUARY 3, 1999
                                  ----------------

                               REVISED EXHIBIT E

                             DEVELOPMENT SCHEDULE
                             --------------------

                             DEVELOPMENT SCHEDULE
                             --------------------


     1.  Store Development.  DEVELOPER agrees to develop a total of Eight
         -----------------                                          -----
Hundred Eighty-three (883) Stores in accordance with the terms of this
--------------------  ---
Agreement.

     2.  Development Obligations.  DEVELOPER agrees to have the number of Stores
         -----------------------
specified below open during each specified "Quarter" shown below and to have open and in operation in each Quarter indicated, the cumulative numbers of Stores shown below:


                                      Development Quota/  Development Quota/
              Quarter                      Quarter            Cumulative
              -------                 ------------------  ------------------

        12/01/97 - 12/28/97                   20                  20

        12/29/97 - 12/27/98                   15                  35

        12/28/98 - 12/26/99                   10                  45

        12/27/99 - 04/16/00                   40                  85

        04/17/00 - 07/09/00                   45                 130

        07/10/00 - 10/01/00                   45                 175

        10/02/00 - 12/31/00                   45                 220

        01/01/01 - 04/22/01                   40                 260

        04/23/01 - 07/15/01                   45                 305

        07/16/01 - 10/07/01                   45                 350

        10/08/01 - 12/30/01                   45                 395

        12/31/01 - 04/21/02                   40                 435

        04/22/02 - 07/14/02                   40                 475

        07/15/02 - 10/06/02                   40                 515

        10/07/02 - 12/29/02                   43                 558

        12/30/02 - 04/20/03                   39                 597

        04/21/03 - 07/13/03                   39                 636

        07/14/03 - 10/05/03                   39                 675

        10/06/03 - 12/28/03                   38                 713

        12/29/03 - 04/18/04                   40                 753

        04/19/04 - 07/11/04                   45                 798

        07/12/04 - 10/03/04                   40                 838

        10/04/04 - 12/26/04                   45                 883



                        Total Development Quota for the
                         Development Area (the "Total
                             Development Quota"):
                             --------------------

                                      883
                                      ---



                                              INITIALS:


                                              COMPANY:   PEM
                                                      -----------


                                              DEVELOPER:  PS
                                                        ---------

                                      E-2